UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2014

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)
(781) 270-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02(b)    Departure of Named Executive Officer
On March 3, 2014 the employment of Michael Ross Dill, the Group Vice President - CIRCOR Aerospace & Defense, terminated.

Item 5.02(e)    Entry into a Material Contract with Named Executive Officer
In connection with Mr. Dill’s departure, Mr. Dill, upon execution of a waiver and release of claims satisfactory to the Company is entitled to certain benefits under the terms of that certain Retention Agreement dated as of April 9, 2013 and attached as an exhibit to the Company’s quarterly report on form 10-Q filed with the Securities Exchange Commission on August 1, 2013. These benefits include the following:

•	Mr. Dill shall receive continuation pay for a period of twelve months from the cessation of his employment at his current annual base salary of $283,542.

•
Mr. Dill shall receive a one-time payment equal to a pro-rata (based on the portion of 2014 for which he is employed by the Company) amount of the bonus that he would have received pursuant to the terms and conditions of the Company's 2014 Short-Term Incentive Plan (the “Bonus Plan”) if he were employed by the Company on the date such bonus is determined and paid. Under the terms of the Bonus Plan, Mr. Dill's target bonus is 55% of his current base salary of $283,542. Payout under the Bonus Plan can range from 0% to 200% of target depending upon the Company's achievement against certain financial goals previously established by the Compensation Committee of the Board of Directors; as such, the value of this benefit to Mr. Dill on the pro-rata basis potentially ranges from $0 to $52,125.

Mr. Dill will receive continuation of health care benefits for a period of twelve months from the date of employment termination.

Mr. Dill will be entitled to reimbursement of up to $20,000 of outplacement services.

Item 7.01	Regulation FD Disclosure
On March 6, 2014, the Company issued a press release announcing the hiring of Vincent Sandoval as Group President - CIRCOR Aerospace & Defense. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	CIRCOR International, Inc Press Release dated March 6, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 7, 2014	CIRCOR INTERNATIONAL, INC.
/s/ Alan J. Glass
	By:	Alan J. Glass
Vice President, General Counsel and Secretary